Alpine Dynamic Dividend Fund

A SERIES OF ALPINE SERIES TRUST

Supplement Dated November 8, 2010 to the

Prospectus dated February 27, 2010, as supplemented

IMPORTANT NOTICE REGARDING QDI INCOME

Under normal circumstances, a majority of the Alpine Dynamic Dividend Fund’s (the “Fund”) investments in equity securities will include those securities that pay qualified dividend income (“QDI”), which is defined in the Internal Revenue Code as dividends received during the taxable year from domestic and qualified foreign corporations. QDI is eligible for the reduced maximum rate to individuals and other non-corporate taxpayers of 15% (5% for individuals in lower tax brackets). The QDI tax benefits are set to expire on December 31, 2010 unless Congress changes its position.

However, due to difficult market conditions in 2010, the Fund expects that the amount of the Fund’s 2010 dividends that will be classified as QDI will be between approximately 33% to 43%. This is a preliminary estimate. Final numbers will not be known until the end of the year.

This may affect the tax consequences of investing in the Fund as an investor Please contact your tax adviser for consideration of the impact of non-QDI for individual taxpayers.

Please retain this Supplement for future reference.

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